UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 14, 1996

                         Crown Cork & Seal Company, Inc.
              ----------------------------------------------------
             (Exact name of Registrant as specified in its charter)

           Pennsylvania                  1-2227              23-1526444
         ---------------                ----------        --------------
         (State or other               (Commission        (I.R.S. Employer
          jurisdiction of               File Number)      Identification No.)
          incorporation)


           9300 Ashton Road, Philadelphia, PA                   19136
          --------------------------------------             ----------
         (Address of principal executive offices)             (Zip Code)



        Registrant's telephone number, including area code: 215-698-5100
                                                            ------------

                         Crown Cork & Seal Company, Inc.




Item 5.           Other Events

                  On October 14, 1996, Crown Cork & Seal Company, Inc. (the"Company") issued a News Release announcing its summary results of operations for the quarter and nine months ended September 30, 1996. A copy of the Company's News Release is included herein as Exhibit 99.1 and is hereby incorporated by reference in this Form 8-K.



Item 7(c).        Exhibits

         99.1     Crown Cork & Seal Company, Inc. News Release dated
                  October 14, 1996.

                         Crown Cork & Seal Company, Inc.




                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       Crown Cork & Seal Company, Inc.


                                       By: /s/ Alan W. Rutherford
                                           ----------------------
                                            Alan W. Rutherford
                                            Executive Vice President
                                            Chief Financial Officer

Date:    October 15, 1996

                         Crown Cork & Seal Company, Inc.



                                  EXHIBIT INDEX




Exhibit No.,
As provided                                                        Page in
in Item 601                                                      Sequentially
Exhibit Number                   Description                     Numbered Copy
--------------                   -----------                     -------------

99.1                    Crown Cork & Seal Company, Inc.
                      News Release dated October 14, 1996.